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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): November 6, 2003




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                   000-50056                           05-0527861
 (State of incorporation     (Commission file number)    (I.R.S. employer identification number)
     or organization)

                  4200 STONE ROAD
                   KILGORE, TEXAS                                          75662
       (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (903) 983-6200


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished pursuant to
Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER             DESCRIPTION
         -------            -----------

         99.1         --    Press release dated November 6, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

         On November 6, 2003, Martin Midstream Partners L.P. (the "Partnership") issued a press release announcing that it plans to issue its results for the third quarter ended September 30, 2003, on Monday, November 10, 2003, after the market closes. The Partnership also announced that a teleconference to review the third quarter results will be held on Tuesday, November 11, 2003, at 4:00 p.m. Central Time. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MARTIN MIDSTREAM PARTNERS L.P.

                                     By:  Martin Midstream GP LLC
                                     Its: General Partner


Date:  November 6, 2003              By: /s/ ROBERT D. BONDURANT
                                        ----------------------------------------
                                     Robert D. Bondurant,
                                     Executive Vice President and
                                     Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press release dated November 6, 2003.



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